UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 16, 2021, AEye, Inc., a Delaware corporation (f/k/a CF Finance Acquisition Corp. III) (the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to that certain Merger Agreement, dated as of February 17, 2021 (as amended by that certain Merger Agreement Amendment, dated as of April 30, 2021) by and among the Company, Meliora Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and AEye Technologies, Inc., a Delaware corporation (f/k/a AEye, Inc.) (“AEye Technologies”).

Item 4.01.	Changes in Registrant’s Certifying Accountant

On October 26, 2021, the Audit Committee of the Board of Directors of the Company approved the appointment of Deloitte & Touche LLP (“Deloitte”), effective immediately, as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Deloitte served as the independent registered public accounting firm of AEye Technologies prior to the Business Combination. Accordingly, Withum Smith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately.

The audit report of Withum on the Company’s financial statements as of December 31, 2020 and December 31, 2019, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles, except that such audit report emphasized the restatement of the Company’s financial statements due to its change in accounting for warrants.

During the two most recent fiscal years, ended December 31, 2020 and December 31, 2019, and the subsequent interim period through October 29, 2021, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years, ended December 31, 2020 and December 31, 2019, and through October 26, 2021, neither the Company nor anyone on the Company’s behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K and requested that Withum furnish a letter addressed to the Commission, a copy of which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 8.01.	Other Events.

2021 Equity Incentive Plan

On February 17, 2021, the Board of Directors of the Company, which was then known as CF Finance Acquisition Corp. III, considered and approved, subject to stockholder approval, the CF Finance Acquisition Corp. III 2021 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan, as approved by the Board of Directors of the Company, contained an “evergreen” provision with respect to the number of shares available for issuance thereunder, providing for an annual increase equal to (A) for the first annual increase, the lesser of (i) five percent (5%) of the number of shares of common stock outstanding as of the conclusion of the immediately preceding fiscal year, or (ii) such amount, if any, as the Board of Directors may determine, and (B) thereafter, the lesser of (i) three percent (3%) of the number of shares of common stock outstanding as of the conclusion of the immediately preceding fiscal year, or (ii) such amount, if any, as the Board of Directors may determine (collectively, the “Evergreen Provision”).

In connection with obtaining stockholder approval of the Incentive Plan, the Company filed a proxy statement/prospectus on Form S-4 (File No. 333-256058) (as amended and/or supplemented from time to time, the “Proxy Statement”), describing the material terms of the Incentive Plan, including the Evergreen Provision. The Company also appended the Incentive Plan to the Proxy Statement as Annex E thereto, but appended a version of the Incentive Plan that inadvertently omitted the Evergreen Provision. The proposal approving the Incentive Plan was approved by the Company stockholders on August 12, 2021. In order to correct this inadvertent oversight, a copy of the Incentive Plan as approved by the Board of Directors of the Company, as described in the Proxy Statement and as approved by the Company stockholders is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	2021 Equity Incentive Plan.

16.1	Letter to the Securities and Exchange Commission from Withum Smith+Brown, PC, dated October 29, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.
Dated: October 29, 2021

	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary